NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager Small Company Fund

Supplement dated March 11, 2011
to the Summary Prospectus dated May 1, 2010

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on March 11, 2011, the Board approved the termination of Gartmore Global Partners (“Gartmore”) as a subadviser to the Fund.  As a result of this change, effective March 18, 2011, the following amendments are made to the Summary Prospectus:

1.	Under the heading “Principal Investment Strategies,” the first sentence of the second paragraph is deleted and replaced with the following:

The Fund consists of five portions managed by different subadvisers.

2.	All other references to Gartmore are accordingly deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE